                                   EXHIBIT 21
                              List of Subsidiaries
Entity                                                  State of Incorporation
------                                                  ----------------------
Resource Energy, Inc.                                   Delaware
DAC Acquisition Corporation                             Delaware
REI-NY, Inc.                                            Delaware
Resource Well Services, Inc.                            Delaware
Atlas Energy Holdings, Inc.                             Delaware
Atlas America, Inc.                                     Delaware
Atlas America, Inc.                                     Pennsylvania
AIC, Inc.                                               Delaware
Anthem Securities, Inc.                                 Pennsylvania
Atlas Energy Corporation                                Ohio
Transatco, Inc.                                         Ohio
Pennsylvania Industrial Energy, Inc.                    Pennsylvania
Atlas Information Management, L.L.C.                    Pennsylvania
Atlas Technologies, L.L.C.                              Pennsylvania
Atlas Energy Group, Inc.                                Ohio
AED Investments, Inc.                                   Delaware
Atlas Resources, Inc.                                   Pennsylvania
ARD Investments, Inc.                                   Delaware
Viking Resources Corporation                            Pennsylvania
Ohio Hauling, Inc.                                      Ohio
RFI Holding Company, Inc.                               Ohio
Viking Natural Gas Marketing, Inc.                      Ohio
Viking Investments, Inc.                                Delaware
Resource Leasing, Inc.                                  Delaware
FL Partnership Management, Inc.                         Delaware
FLI Holdings, Inc.                                      Delaware
Resource Press Building Manager, Inc.                   Delaware
Resource Properties, Inc.                               Delaware
Resource Properties II, Inc.                            Delaware
Resource Properties III, Inc.                           Delaware
Resource Properties IV, Inc.                            Delaware
Resource Properties V, Inc.                             Delaware
Resource Properties VI, Inc.                            Delaware
Resource Properties VII, Inc.                           Delaware
Resource Properties VIII, Inc.                          Delaware
Resource Properties IX, Inc.                            Delaware

Resource Properties X, Inc.                             Delaware
Resource Properties XI, Inc.                            Delaware
Resource Properties XII, Inc.                           Delaware
Resource Properties XIII, Inc.                          Delaware
Resource Properties XIV, Inc.                           Delaware
Resource Properties XV, Inc.                            Delaware
Resource Properties XVI, Inc.                           Delaware
Resource Properties XVII, Inc.                          Delaware
Resource Properties XVIII, Inc.                         Delaware
Resource Properties XIX, Inc.                           Delaware
Resource Properties XX, Inc.                            Delaware
Resource Properties XXI, Inc.                           Delaware
Resource Properties XXII, Inc.                          Delaware
Resource Properties XXIII, Inc.                         Delaware
Resource Properties XXIV, Inc.                          Delaware
Resource Properties XXV, Inc.                           Delaware
Resource Properties XXVI, Inc.                          Delaware
Resource Properties XXVII, Inc.                         Delaware
Resource Properties XXVIII, Inc.                        Delaware
Resource Properties XXIX, Inc.                          Delaware
Resource Properties XXX, Inc.                           Delaware
Resource Properties XXXI, Inc.                          Delaware
Resource Properties XXXII, Inc.                         Delaware
Resource Properties XXXIII, Inc.                        Delaware
Resource Properties XXXIV, Inc.                         Delaware
Resource Properties XXXV, Inc.                          Delaware
Resource Properties XXXVI, Inc.                         Delaware
Resource Properties XXXVIII, Inc.                       Delaware
Resource Properties XXXIX, Inc.                         Delaware
Resource Properties XL, Inc.                            Delaware
Resource Properties XLI, Inc.                           Delaware
Resource Properties XLII, Inc.                          Delaware
Resource Properties XLIII, Inc.                         Delaware
Resource Properties XLIV, Inc.                          Delaware
FM Sheridan Land, Inc.                                  Delaware
Resource Properties XLVI, Inc.                          Delaware
Resource Properties XLVII, Inc.                         Delaware
Resource Properties XLVIII, Inc.                        Delaware
Resource Properties XLIX, Inc.                          Delaware
Resource Properties 50, Inc.                            Delaware
Resource Properties 51, Inc.                            Delaware
Resource Properties 52, Inc.                            Delaware
Resource Properties 53, Inc.                            Delaware
Resource Properties 54, Inc.                            Delaware
RAI Financial, Inc.                                     Delaware
RPI Mortgage Funding, Inc.                              Delaware
Rancho Investments, Inc.                                Delaware
Resource Commercial Mortgages, Inc.                     Delaware
Resource Financial Services, Inc.                       Delaware
Resource Programs, Inc.                                 Delaware
WS Mortgage Acquisition Corporation                     Delaware
Resource Funding, Inc.                                  Delaware
Resource Housing Investors I, Inc.                      Delaware
Resource Housing Investors II, Inc.                     Delaware
Resource Housing Investors III, Inc.                    Delaware
Headhouse GP Corp.                                      Pennsylvania

Resource Housing Investors IV, Inc.                     Delaware
ABB Associates I, Inc.                                  Delaware
ABB Associates II, Inc.                                 Delaware
Resource Brokerage, Inc.                                Delaware
Chesterfield Mortgage Investors, Inc.                   Delaware
LowCostLoan.com, Inc. (f/k/a Fidelity
  Mortgage Funding, Inc.)                               Delaware
Atlas Pipeline Partners GP, LLC                         Delaware
Atlas Pipeline Partners, L.P.                           Delaware
Atlas Pipeline Operating Partnership, L.P.              Delaware
Atlas Pipeline Ohio, LLC                                Pennsylvania
Atlas Pipeline Pennsylvania, LLC                        Pennsylvania
Atlas Pipeline New York, LLC                            Pennsylvania
St. Julien Acquisition, LLC                             Pennsylvania
Atlas Noble Corp.                                       Delaware
Optiron Corporation                                     Delaware
Resource Technologies, Inc.                             Delaware